                                                                   Exhibit 99.11


                                                                  EXECUTION COPY


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated as of December 1, 2006 (the "Closing Date"), is among Wachovia Bank, National Association ("Assignor"), National City Mortgage Co. ("Servicer") and Maia Mortgage Finance Statutory Trust ("Assignee").

     WHEREAS, the Assignor and the Servicer entered into that certain Master Purchase and Servicing Agreement, dated as of May 1, 2006, and that certain
Agreement (Compliance with Regulation AB) dated as of April 17, 2006 (collectively, the "Master Agreement"), copies of which are attached hereto as Exhibits A-1 and A-2, respectively.

     WHEREAS, pursuant to the terms of the Master Agreement, the Servicer sold to the Assignor certain mortgage loans and currently services such mortgage loans for the Assignor.

     WHEREAS, Assignor wishes to assign to Assignee all of its right, title, interest and obligations under the Master Agreement with respect to certain mortgage loans specified in the Mortgage Loan Schedule attached hereto as Exhibit B (the "Mortgage Loans"), and Assignee wishes to assume all of Assignor's right, title and interest in and to such Mortgage Loans as provided in the Master Agreement.

     WHEREAS, the Assignee and the Servicer agree that, from and after the Closing Date, the servicing provisions of the Master Agreement (as amended pursuant to a reconstitution agreement to be entered into prior to a securitization transaction. which reconstitution agreement shall include provisions for special foreclosure rights) shall continue to apply to the Mortgage Loans and shall govern the servicing of the Mortgage Loans.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor, as Purchaser, in, to and under the Master Agreement solely with respect to, and to the extent of, the Mortgage Loans. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any mortgage loans subject to the Master Agreement other than those set forth on Exhibit B.

     2. On the Closing Date, the Assignee shall pay to Assignor the purchase price set forth in the related commitment letter agreement, dated November 1, 2006, between Assignee and Assignor, the terms of which are incorporated herein by reference (the "Commitment Letter"), by wire transfer of immediately available funds to the account specified by Assignor. Assignee shall be entitled to all scheduled payments due on the Mortgage Loans after the Cut-Off Date of November 1, 2006 (the "Cut-Off Date"), and all unscheduled payments or other proceeds or other recoveries on the Mortgage Loans received on and after the Cut-Off Date (provided, however, that all scheduled payments due on or before the Cut-Off Date shall belong to the Assignor). In the event that the December 18, 2006 remittance is paid to Assignor, Assignor agrees to immediately make such remittance to Assignee.

     3. The Assignor and the Servicer represent, warrant and covenant that the Master Agreement provided to the Assignee and attached hereto as Exhibits A-1 and A-2 is a true, complete and accurate copy of the Master Agreement; the Master Agreement is in full force and effect as of the date hereof; and its provisions have not been waived, amended or modified in any respect except as contemplated herein, nor has any notice of termination been given thereunder. As of the date hereof, neither the Assignor nor the Servicer is in default under the Master Agreement.

     4. The Assignor represents, warrants and covenants that:

     (a) The Assignor is a national banking association duly organized, validly existing, and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted;

     (b) The Assignor has corporate power and authority to enter into, execute, and deliver this Agreement, and all documents and certificates hereunder, and to perform its obligations in accordance herewith; the execution, delivery, and performance of this Agreement by the Assignor and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding, and enforceable obligation of the Assignor; and all requisite corporate action has been taken by the Assignor to make this Agreement valid and binding upon the Assignor in accordance with its terms;

     (c) No consent, approval, authorization, or order of any court or governmental agency or body relating to the transactions contemplated by this Agreement is required or, if required, such consent, approval, authorization, or order has been or will, prior to the Closing Date, be obtained;

     (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of or compliance with the terms and conditions of this Agreement are in the ordinary course of business of the Assignor and will not result in the breach of any term or provision of the articles of incorporation or bylaws of the Assignor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture, loan, or credit agreement, or other instrument to which the Assignor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment, or decree to which the Assignor or its property is subject;

     (e) There is no action, suit, proceeding, or investigation pending or threatened against the Assignor which, either in any one instance or in the aggregate, is, in the Assignor's judgment, likely to result in any material impairment of the right or ability of the Assignor to carry on its business substantially as now conducted, result in any material liability or any material adverse change in the financial condition of the Assignor or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Assignor contemplated herein or which would be likely to impair materially the ability of the Assignor to perform its obligations hereunder;


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     (f)  There  is no fact  known to the  Assignor  that  materially  adversely affects or, so far as the Assignor now foresees, will materially adversely affect the ability of the Assignor to perform its obligations under this Agreement;

     (g) Neither the Assignor nor the arrangement created by the Master Agreement is an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

     (h) The Assignor has not dealt with any broker, investment banker, agent, or other person who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

     (i) With respect to the Mortgage Loans:

          (i) The Assignor has no knowledge of any facts or occurrences, and has taken no action, between the dates of its acquisition of the Mortgage Loans from the Servicer and the date of this Agreement, that would make the representations and warranties as to the Mortgage Loans contained in
     Section 3.1 of the Master Agreement untrue or incorrect in any material respect as of the date hereof. No Mortgage Loan has been 30 days late in the payment of principal and interest in the twelve months prior to the Cut-Off Date;

          (ii) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever. Upon the transfer of the Mortgage Loans to the Assignee pursuant to this Agreement, the Assignor will have taken all actions necessary on its part to be taken so that the Assignee will have good indefeasible title to, and will be sole owner of, the Mortgage and the Mortgage Note with respect to each of the Mortgage Loans, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws relating or limiting the enforcement of creditor's rights generally;

          (iii) The mortgage loan schedule attached hereto as Exhibit B is complete, true and correct in all material respects; and

          (iv) The characteristics of the Mortgage Loans as described in the Commitment Letter are true and correct in all material respects.

     5. The Assignee represents, warrants and covenants that:

     (a) The Assignee is a business trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

     (b) The Assignee has full power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's articles of incorporation or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

     (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Agreement, or the consummation by it of the transaction contemplated hereby;

     (d) There is no action, suit, proceeding, investigation or litigation pending or, to the Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignee, would adversely affect the Assignee's execution or delivery of, or the enforceability of, this Agreement, or the Assignee's ability to perform its obligations under this Agreement;

     (e) The Assignee agrees to be bound, as Purchaser, by the covenants, conditions and obligations of the Master Agreement with respect to the Mortgage Loans listed on Exhibit B, and from and after the Closing Date, the Assignee assumes for the benefit of the Assignor all of the Assignor's obligations as Purchaser under the Master Agreement that arise prior to the Closing Date with respect to the Mortgage Loans listed on Exhibit B; and

     (f) The Assignee is an institutional "accredited investor" within the meaning of Section 2(15) of the 1933 Act; that the Assignee has such knowledge and experience in financial and business matters that the Assignee is capable of evaluating the merits and risks of its investment in the Mortgage Loans; that the Assignee has reviewed such materials and information with respect to the Mortgage Loans and the Assignor as the Assignee deems necessary and has been afforded the opportunity to make inquiry of the Assignor; that the Assignee understands that the Mortgage Loans have not been registered or qualified under the 1933 or 1934 Act or the securities laws of any state; that Assignee is acquiring the Mortgage Loans for the purpose of investment or resale under Rule 144A under the 1933 Act and not with a view to the distribution thereof.

     6. The Servicer represents, warrants and covenants to the Assignee that:

     (a) All of the  representations and warranties of the Servicer set forth in
Section 3.2 of the Master Agreement are true and correct as of the date hereof;


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

     (b) The Servicer has complied in all material respects with its obligations to service the Mortgage Loans in accordance with the terms of the Master Agreement;

     (c) No offsets, counterclaims or other defenses are available to the Servicer with respect to the Master Agreement or the Mortgage Loans; and

     (d) The Servicer has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Master Agreement.

     7. The Servicer and the Assignee hereby agree to amend the Master Agreement as described on Schedule A hereto.

     8. From and after the Closing Date, (a) the Servicer acknowledges and agrees that with respect to the Mortgage Loans, the Assignee is entitled to all rights and benefits of the Assignor as the "Purchaser" under the Master Agreement and (b) the Servicer hereby agrees to service the Mortgage Loans for the Assignee under the terms and conditions stated in the Master Agreement, as amended hereby. The Mortgage Loans shall be serviced pursuant to the Master Agreement on a scheduled/scheduled basis. Remittances shall be made monthly on the 18th day of each month, or if the 18th is not a Business Day, on the immediately preceding Business Day in accordance with the Master Agreement. The Servicer and the Assignee agree that the first remittance date on which payment will be made to the Assignee with respect to the Mortgage Loans will be December 18, 2006.

     9. From and after the date hereof, the Assignee shall recognize the Servicer as the seller and servicer of the Mortgage Loans, and shall look solely to the Servicer for performance of the obligations of the seller and servicer under the Master Agreement with respect to the Mortgage Loans; provided, however, that nothing contained herein shall be deemed to limit the obligations of the Assignor to the Assignee under this Agreement.

     10. Notices with respect to the Mortgage Loans shall be delivered in accordance with the Master Agreement, at:

         If to Assignor:            Wachovia Bank, National Association
                                    One Wachovia Center, NC-0600
                                    301 South College Street
                                    Charlotte, North Carolina  28288-0600
                                    Attention:  Michael Schwartz

         If to Servicer:            National City Mortgage Co.
                                    3232 Newmark Drive
                                    Miamisburg, OH  45342
                                    Attention:  Hugh Yeary


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

         If to Assignee:            Maia Mortgage Finance Statutory Trust
                                    101 California St., 13th Floor
                                    San Francisco, California 94111
                                    Attention:  Christopher Zyda
                                    Telephone:  (415) 217-4500
                                    Facsimile:  (415) 217-4518

         with a copy to:            Maia Mortgage Finance Statutory Trust
                                    One Commerce Square
                                    2005 Market Street, 21st Floor
                                    Philadelphia, PA 19103
                                    Attention:  Megan L. Mahoney
                                    Facsimile:  215-564-5990

     11. All remittances required to be made to the Assignee under the Master Agreement shall be made to the following wire account:

                                    Wells Fargo Bank, N.A.
                                    ABA#: 121-000-248
                                    Account Name: SAS CLEARING
                                    Account Number: 3970771416
                                    For further credit to: Luminent 2006-7,
                                        Account # [ - ]

     12. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

     13. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

     14. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     15. This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Master Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee, and the termination of the Master Agreement.

     16. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.


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

     17. This Agreement may be assigned by Assignee; provided, however, that the transferee will not be deemed to be the Assignee hereunder unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the document evidencing such agreement shall have been executed by the Assignee and the transferee and delivered to the Servicer.

     18. Notwithstanding anything to the contrary contained herein or in any other agreement between or among any of the parties hereto, the parties hereto acknowledge and agree that the rights and obligations of the Assignor and the Servicer relating to the Mortgage Loans under the Master Agreement with respect to matters arising before the Closing Date (the "Prior Matters") shall remain in full force and effect. The Assignor hereby delegates to the Assignee the right to enforce the Master Agreement with respect to such Prior Matters.

                           [SIGNATURE PAGE TO FOLLOW]


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     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                            NATIONAL CITY MORTGAGE CO.,
                                            as Servicer


                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------



                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Assignor


                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------

                                            MAIA MORTGAGE FINANCE STATUTORY
                                            TRUST, as Assignee


                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------

                                   EXHIBIT A-1

                     MASTER PURCHASE AND SERVICING AGREEMENT



                                   (ATTACHED)




                                 Exhibit A-1-1

                                   EXHIBIT A-2

                    AGREEMENT (COMPLIANCE WITH REGULATION AB)




                                  Exhibit A-2

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                                   (ATTACHED)





                                   Exhibit B-1